UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2014

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On September 11, 2014, Inventure Foods, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C., as representative of the several underwriters named therein (the “Underwriters”), and Capital Foods, LLC, a stockholder of the Company  (the “Selling Stockholder”). Pursuant to the terms of the Underwriting Agreement, the Selling Stockholder agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 3,594,518 shares of the Company’s common stock. The Selling Stockholder has also granted the Underwriters a 30-day option to purchase up to an additional 539,177 shares of the Company’s common stock to cover over-allotments. The Company will not receive any proceeds from the sale of shares by the Selling Stockholder.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholder and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The offering is being made pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-196795), including the prospectus dated August 28, 2014 contained therein, and the prospectus supplement dated September 11, 2014.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

The Company is filing the opinion of its counsel, DLA Piper LLP (US), as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Underwriting Agreement.

Item 8.01    Other Events

On September 11, 2014, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 11, 2014, by and among Inventure Foods, Inc., the Selling Stockholder, and William Blair & Company, L.L.C.

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

99.1	Press Release issued by Inventure Foods, Inc. on September 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014	INVENTURE FOODS, INC.

	By:	/s/ Steve Weinberger
Steve Weinberger
Chief Financial Officer